UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

April 9, 2024

Date of report (Date of earliest event reported)

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Agile Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-36464	23-2936302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

, New Jersey
500 College Road East, Suite 310 Princeton, New Jersey (Address of principal executive offices)	08540 (Zip Code)

Registrant's telephone number, including area code (609) 683-1880 (Former name or former address, if changed since last report) ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02Results of Operations and Financial Condition.

In April 2024, Agile Therapeutics, Inc. (the “Company”) updated its corporate presentation to include disclosure that the Company expects first quarter 2024 Twirla demand to be approximately 81,000 total cycles. The Company expects factory sales in the first quarter 2024 to be slightly less than demand as the distribution channels normalize.

Because the Company’s financial statements for the quarter ended March 31, 2024 have not yet been finalized or reviewed, these preliminary statements regarding the Company’s demand and factory sales for the quarter ended March 31, 2024 are subject to change, and the Company’s actual demand and factory sales during these periods may differ materially from these preliminary estimates. Accordingly, you should not place undue reliance on these preliminary estimates.

Item 7.01.Regulation FD Disclosure.

The information set forth in Item 2.02 of this Current Report on Form 8-K (this “Report”) is incorporated into this Item 7.01 by reference.

A copy of the Company’s updated corporate presentation is attached hereto as Exhibit 99.1.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in Items 2.02 and 7.01 of this Report, including Exhibits 99.1 and 99.2 hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

2,
Exhibit Number	Description
99.1	Agile Therapeutics, Inc. Corporate Presentation dated April 2024
104	Cover Page Interactive Data File (Embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agile Therapeutics, Inc.

Dated: April 9, 2024	By:	/s/ Alfred Altomari
	Name:	Alfred Altomari
	Title:	Chairperson and Chief Executive Officer